SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  September 25, 1996


        AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or Organization)



           0-17467                      41-1603719
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
             (Address of Principal Executive Offices)


                       (612) 227-7333
    (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On September 25, 1996, AEI Real Estate Fund XVII Limited Partnership sold a Danny's Family Car Wash in
Phoenix, Arizona for $1,700,000. The property was sold to the lessee, who is not affiliated with the Partnership. The Partnership received net sale proceeds of approximately
$1,696,900,  which resulted in a net gain  of  approximately
$353,281.

Item 7.   Financial Statements and Exhibits.

            (a) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

                 Assuming the Partnership had sold the property on June 30, 1996, the Partnership's Investments in Real Estate would have been reduced by $1,354,919 and its Current Assets
                 (cash) would have been increased by approximately $1,696,900 and Partner's Capital would have increased by $341,981.

                 The Total Income for the Partnership would have decreased from $2,215,115 to $2,090,631 for the year ended December 31, 1995 and from $923,400 to $851,028 for six months ended June 30, 1996 if the Partnership consummated the sale at the beginning of those periods. The decrease is attributable to the Rental Income the Partnership would not have received from the property of $226,298 and $116,916, partially offset by a increase of Investment Income of approximately $101,814 and $44,544 for the year ended December 31, 1995 and the six months ended June 30, 1996, respectively.

                 Depreciation  Expense would have  decreased  by
                 $45,200   and  $22,600  for  the   year   ended
                 December  31,  1995 and the  six  months  ended
                 June 30, 1996, respectively.

                 The net effect of these pro forma adjustments would have caused Net Income to decrease from $3,708,662 to $3,629,378 and from $546,355 to
                 $496,583, which would have resulted in Net Income of $155.22 and $21.28 per Limited Partnership Unit outstanding for the year ended December 31, 1995 and the six months ended June 30, 1996, respectively.


          (c)  Exhibits

                 Exhibit 10.1 - Real  Estate Purchase  Agreement
                                dated June  30, 1996  between the
                                Partnership  and 43rd  & Indian
                                School, Inc. relating  to the
                                property at 43rd Avenue &  W.
                                Indian School  Road, Phoenix,
                                Arizona (incorporated  by
                                reference to Exhibit 10.1 of
                                Form 10-QSB  filed  with the
                                Commission on August 8, 1996).


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP

                              By:  AEI Fund Management XVII, Inc.
                                   Its: Managing General Partner


Date:  October 3, 1996             /s/ Mark E. Larson
                              By:      Mark E. Larson
                                       Its Chief Financial Officer
                                       (Principal Accounting and
                                       Financial Officer)